UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 16, 2008

T-Bay Holdings, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	033-377099-S	91-1465664
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

18th Floor, YongSheng Building ZhongShan Xi Road Xuhui District, Shanghai, China (Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 86-021 51539900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment/Resignation of Officers

On September 16, 2008, Mr. Murry Zuhe Xiao, the Chief Financial Officer of the Company, resigned from his position effective September 16, 2008. Mr. Xiao has confirmed that he has no disagreement with the Company and there are no matters in relation to his resignation as the Chief Financial Officer of the Company that need to be brought to the attention of the Board of Directors or the shareholders of the Company. The Board of Directors accepted Mr. Xiao’s resignation and appointed Mr. Albert Wai Chiu Leung to serve as the Chief Financial Officer of the Company effective September 16, 2008.

Albert Wai Chiu Leung, 51, prior to joining the Company, served as CFO of Qiao Xing Universal Telephone, Inc. (NASDAQ:XING) from December 2003 to August 2008. Mr. Leung served as Consultant for AB Management Consulting Company, Hong Kong from March 2001 to December 2003; his duties included: accounting services, tax compliance and finance for small and medium enterprises, designing and implementing tailor-made accounting computer software packages for clients and proved financial services (mainly US-based external financial reporting) to Mainland Chinese businesses quoted on the OTCBB.

Mr. Leung served in various financial oversight responsibilities since February 1985, including from February 1985 to September 1988 as Group Internal Auditor for L’Air Liquide S.A., from September 1988 to February 1990 as Finance Director for Liquid Air Far East Ltd. (subsidiary of L’Air Liquide S.A.), from May 1990 to December 1994 as Tax & Accounts Manager for Dragages Et Travaux Public (HK) Ltd. (part of Bouygues Group), from January 1995 to May 1997 as Financial Controller for BYME Engineering (HK) Ltd. (also part of Bouygues Group), from May 1997 to August 1998 as CFO - Asia for DMC Group and from November 1999 to October 2000 as Regional Financial Controller for Euro RSCG Asia Pacific. Prior to 1985, Mr. Leung served as a Junior then Assistant Auditor, from July 1980 to October 1981, with Deloitte, Haskins & Sells, Hong Kong.

Mr. Leung is a member of the Association of Chartered Certified Accountants of Great Britain and Hong Kong Institute of Certified Public Accountants. Mr. Leung holds a Diplome de l’Ecole des Hautes Etudes Commerciales (Master of Science in Management) from l’Ecole des Hautes Etudes Commerciales of France and a Higher Diploma in Accountancy from Hong Kong Polytechnic.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-BAY HOLDINGS, INC.

Dated: September 16, 2008	By:	/s/ Jie Shi
Jie Shi, Chief Executive Officer